Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-08189) pertaining to the AirNet Systems, Inc. 1996 Incentive Stock Plan of our report dated November 22, 1996, with respect to the consolidated financial statements and schedule of AirNet Systems, Inc. included in the Annual Report (Form 10-K) for the year ended September 30, 1996.


                                                      Ernst & Young LLP



Columbus, Ohio
December 19, 1996


                                      -85-